UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 10, 2020

CBAK ENERGY TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

BAK Industrial Park, Meigui Street
Huayuankou Economic Zone
Dalian, China, 116450
(Address, including zip code, of principal executive offices)

(86)(411)-3918-5985
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CBAT	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 10, 2020, CBAK Energy Technology, Inc. (the “Company”) entered into an exchange agreement (the “Exchange Agreement”) with Atlas Sciences, LLC (the “Lender”), pursuant to which the Company and the Lender agreed to (i) partition a new promissory note in the original principal amount equal to $150,000 (the “Partitioned Promissory Note”) from the outstanding balance of certain promissory note that the Company issued to the Lender on July 24, 2019, which has an original principal amount of $1,395,000, and (ii) exchange the Partitioned Promissory Note for the issuance of 407,609 shares of the Company’s common stock, par value $0.001 per share (the “Shares”) to the Lender. According to the Exchange Agreement, the Shares are required to be delivered to the Lender on or before June 12, 2020 and the exchange will occur upon the Lender’s surrender of the Partitioned Promissory Note to the Company on the date when the Shares are eligible for free trading.

The foregoing descriptions of the Exchange Agreement are not complete and are qualified in their entireties by reference to the full text of the Exchange Agreement, copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 of this Current Report on Form 8-K, to the extent required by this Item 2.03, is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information contained above in Item 1.01 regarding the issuance of the Shares pursuant to the Exchange Agreement is hereby incorporated by reference into this Item 3.02. The offer and sale of such Shares were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from registration under Section 3(a)(9) of the Securities Act, in that (a) the Shares were issued in exchange for the Partitioned Promissory Note held by the Lender; (b) there was no additional consideration of value being delivered by the Lender in connection with the exchange; and (c) there were no commissions or other remuneration being paid by the Company in connection with the exchange.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit	Description

10.1	Exchange Agreement between the Company and Atlas Sciences, LLC, dated June 10, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBAK ENERGY TECHNOLOGY, INC.

Date: June 16, 2020	By:	/s/ Yunfei Li
Yunfei Li
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Exchange Agreement between the Company and Atlas Sciences, LLC, dated June 10, 2020

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